UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

MELI Kaszek Pioneer Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40847	98-1607040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

78 SW 7th Street Individual Office No. 07-156 Miami, Florida 33130
(Address of Principal Executive Offices) (Zip Code)

+598 2927 2770

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	MEKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 17, 2022, the Co-Chief Executive Officers of MELI Kaszek Pioneer Corp (the “Company” or “MEKA”), Pedro Arnt and Hernan Kazah, issued a letter to the Company’s shareholders. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter to MEKA Shareholders, dated February 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

Any statements herein regarding MELI Kaszek Pioneer Corp that are not historical or current facts are forward-looking statements. These forward-looking statement convey our current expectations or forecasts of future events and include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements regarding MELI Kaszek Pioneer Corp involve known and unknown risks, uncertainties and other factors that may cause MELI Kaszek Pioneer Corp’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of MELI Kaszek Pioneer Corp’s annual report on Form 10-K for the year ended December 31, 2021 and any of MELI Kaszek Pioneer Corp’s other applicable filings with the Securities and Exchange Commission. MELI Kaszek Pioneer Corp undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELI Kaszek Pioneer Corp

Dated: February 17, 2022	By:	/s/ Hernan Kazah
	Name:	Hernan Kazah
	Title:	Co-Chief Executive Officer

By:	/s/ Pedro Arnt
Name:	Pedro Arnt
Title:	Co-Chief Executive Officer